Supplement to

CALVERT VARIABLE SERIES, INC. (“CVS”)
Social Equity Portfolio

Statement of Additional Information dated April 30, 2008

Date of Supplement: March 27, 2009

Marilyn R. Irvin, CFA, no longer serves as a portfolio manager of CVS Social Equity Portfolio.  All references to Ms. Irvin in the “Portfolio Manager Disclosure” section beginning on page 26 are no longer applicable.

Under “Portfolio Manager Disclosure-- Other Accounts Managed by Portfolio Managers of the Portfolios – Social Equity” on page 30, below the information provided for William R. Hackney III, CFA, add the following information:

Atlanta Capital:
Paul J. Marshall, CFA

Accounts Managed (not including Social Equity) as of February 28, 2009	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	2	0	596
Total Assets in Other Accounts Managed	$58,082,284	$0	$1,364,565,798
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

Delete the heading under “Portfolio Manager Disclosure-- Potential Conflicts of Interest in Managing a Portfolio and Other Accounts – Social Equity” on page 34 and replace it with the following:

Atlanta Capital:
Richard B. England, CFA, William R. Hackney III, CFA and Paul J. Marshall, CFA

Delete the heading under “Portfolio Manager Disclosure-- Compensation of Portfolio Managers of the Portfolios – Social Equity” on page 39 and replace it with the following:

Atlanta Capital:
Richard B. England, CFA, William R. Hackney III, CFA and Paul J. Marshall, CFA

In the chart under “Portfolio Manager Disclosure-- Securities Ownership of Portfolio Managers of the Portfolios – Social Equity” on page 41, below the information provided for William R. Hackney III, CFA, add the following information:

Portfolio	Firm	Name of Portfolio Manager	Portfolio Ownership (as of February 28, 2009)
Social Equity	Atlanta Capital	Paul J. Marshall, CFA	None